                                       LEASE


LANDLORD: WHIOP REAL ESTATE LIMITED PARTNERSHIP

TENANT:        BW3, INC.

DATE:     February 25, 1997

1.    Premises and Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
2.    Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
3.    Adjustments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
4.    Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
5.    Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
6.    Possession . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
7.    Condition of Premises. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
8.    Repairs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
9.    Alterations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
10.   Damage or Destruction. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
11.   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
12.   Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
13.   Waiver of Claims and Indemnity . . . . . . . . . . . . . . . . . . . . . . . 10
14.   Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
15    Defaults and Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
16.   Surrender of Possession. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
17.   Holding Over . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
18.   Costs, Expenses and Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . 12
19.   Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
20.   Rights Reserved By Landlord. . . . . . . . . . . . . . . . . . . . . . . . . 13
21.   Estoppel Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
22.   Rules and Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
23.   Relocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
24.   Assignment and Subletting. . . . . . . . . . . . . . . . . . . . . . . . . . 15
25.   Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
26.   Conveyance by Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
27.   Subordination of Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
28    Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
29.   Security Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
30.   Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
31.   Exculpation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18


Rider to Lease Agreement
Exhibit A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Premises
Exhibit B. . . . . . . . . . . . . . . . . . . . . . . . . . . . .Description of Land



Exhibit C. . . . . . . . . . . . . . . . . . . . . . . . . . . .Rules and Regulations
Exhibit D. . . . . . . . . . . . . . . . . . . . . . . . . . . . .Tenant Improvements

                                       LEASE


This Lease is made and entered into as of February 25, 1997, between WHIOP REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, as ("Landlord"), and BW-3, INC., an Ohio corporation, as ("Tenant").

1.    PREMISES AND TERM.

Landlord leases to Tenant, and Tenant leases from Landlord the space known as Suite 1950 and shown hatched on the drawing attached to this Lease as Exhibit A (the "Premises"), consisting of approximately 6,800 square feet and located on the nineteenth (19th) floor(s) in the building known as Interchange Tower, located at 600 South Highway 169, St. Louis Park, Minnesota 55426 (the "Building"), which is one of the two buildings (together referred to as "Tower/South") located on the land in Hennepin County, Minnesota legally described on the attached Exhibit B (the "Land"), for a term commencing on April 15, 1997 and ending on April 30, 2002 (the "Term"), unless sooner terminated as provided in this Lease, subject to all of the terms, covenants and agreements contained in this Lease.

2.    RENT.

Tenant shall pay to Landlord at COMPASS Management and Leasing, Interchange Tower, 600 South Highway 169, Suite 1585, St. Louis Park, MN 55426, or at such other place as Landlord may from time to time designate, annual base rent (the "Base Rent") of One Hundred Forty Seven Thousand One Hundred Fifty-six and 00/100 Dollars ($147,156.00), in equal monthly installments of Twelve Thousand Two Hundred Sixty-three and 00/100 Dollars ($12,263.00), each in advance on the first day of each calendar month during the Term. If the Term commences on a day other than the first day of a month, or ends on a day other than the last day of a month, then the Base Rent for such fractional month will be prorated on the basis of 1/365th of the annual Base Rent for each day of the fractional month. Base Rent shall be payable without any prior demand and without any deductions or setoffs.

3.    ADJUSTMENTS.

The Base Rent of $21.64 per rentable square foot includes Landlord's estimate of the 1996 ("Base Year") Taxes (as hereinafter defined) in the amount of $2.97 per rentable square foot ("Base Year Taxes") and Operating Expenses (as hereinafter defined) in the amount of $5.17 per rentable square foot ("Base Year Operating Expenses").

Tenant shall pay to Landlord as additional rent per rentable square foot in the Premises the amount by which all taxes and assessments assessed, levied or imposed on, or allocated to, the Land and Tower/South, which are due and payable with respect to the term, including interest on deferred assessments, and all attorneys' fees, witness fees, court costs and other expenses of Landlord in contesting such taxes and assessments (all of which are herein referred to as "Taxes") per rentable square foot exceed the Base Year Taxes.

Tenant shall pay to Landlord as additional rent per rentable square foot in the Premises the amount by which the Operating Expenses for each calendar year of the Term per rentable square foot exceed the Base Year Operating Expenses.

Taxes and operating expenses shall be allocated to the Premises on a square foot basis in the same manner they are allocated to all other office space in the Building.

Operating Expenses shall mean all costs, charges and expenses incurred by Landlord, and not paid directly or separately by Tenant, in connection with ownership, operation, security, maintenance and repair of the Land, Tower/South, other improvements on the Land, appurtenances to the Tower/South, parking driveways, landscaping, lighting. sidewalks, and common or public areas , including but not limited to real estate taxes and insurance on common areas, interior and exterior maintenance, insurance, utilities, fees or expenses for management by Landlord or any other party, and amortization of capital expenditures made to reduce Operating Expenses or to comply with the requirements of any federal, state or local law or regulation, or for repairs to Tower/South or purchase of equipment. Operating Expenses shall not include leasing fees, Landlord's income taxes, and capital expenditures other than those expressly referred to in this paragraph.

If during any calendar year of the Term, less than 95% of the Building's rentable area is occupied by tenants, the variable Operating Expenses for that year will be equitably adjusted to reflect Operating Expenses as though Tower/South had been 95% occupied throughout the year.

To provide for current payments for Taxes and Operating Expenses during the Term, Tenant shall pay monthly, as additional rent together with the Base Rent, Landlord's estimate from time to time of the Taxes and Operating Expenses for each calendar year in excess of the respective Base Year Taxes and Base Year Operating Expenses. Landlord will keep books and records showing the Operating Expenses, and will deliver to Tenant after the close of each calendar year (including the calendar year in which this Lease terminates), a statement setting forth the actual Taxes and Operating Expenses for the year, the estimated amounts paid by Tenant and the amount owed by Tenant or to be credited to Tenant, as the case may be. Within I 0 days after receipt of the statement Tenant shall pay to Landlord the amount of any underpayment, or Landlord shall credit Tenant for the amount of any overpayment. No decrease in Taxes and/or Operating Expenses shall reduce the amount of Base Rent, and no increase or decrease shall change the amounts of the Base Year Taxes and Base Year Operating Expenses set forth in the first paragraph of this Section. Operating Expenses and Taxes shall at all times be computed separately.

The obligation of Tenant for payment of Base Rent and rent adjustments shall survive the expiration or termination of this Lease. If Tenant does not give Landlord written notice within one year after receiving Landlord's statement that Tenant disagrees with the statement and,, specifying the amounts in dispute, Tenant will be deemed to have waived the right to contest the statement. Tenant will file no petition in Tax Court regarding the Taxes without Landlord's prior written consent. The portion of Taxes and Operating Expenses to be paid by Tenant for the years in which the Term begins and ends will be prorated.

Although Landlord treats Tower/South as one building for purposes of computing and allocating Operating Expenses and Taxes, Landlord shall have the right, after at least 30 days prior written notice to Tenant, to compute Operating Expenses and Taxes with respect to only the building in which Tenant is located and to separately allocate the Operating Expenses and Taxes for the Tower Building and the South Building and those portions of the Land on which each is located, as described in Exhibit B.

4.    USE.

Tenant shall use and occupy the Premises for general office purposes and for no other purpose. Tenant shall not use or permit upon the Premises anything that will invalidate or increase the cost of any policies of insurance now or hereafter carried on the Premises or the Building. Tenant will pay all extra insurance premiums which may be caused by the use which Tenant shall make of the Premises. Tenant will not use or permit upon the Premises anything that may be dangerous to life or limb. Tenant will not in any manner deface or injure the Building or any part thereof or overload the floors of the Premises. Tenant will not do anything or permit anything to be done upon the Premises in any way tending to create a nuisance, or tending to disturb any other tenant in the Building or the occupants of neighboring property or tending to injure the reputation of the Building. Tenant will promptly and fully comply with all governmental, health and police requirements and regulations respecting Tenant's specific business operation in the Premises. Tenant will not use the Premises for lodging or sleeping purposes or for any immoral or illegal purposes. Tenant shall not conduct nor permit to be conducted on the Premises any business which is contrary to any local, state or federal laws, ordinances or regulations.

Tenant shall not use, handle, generate, treat, store or dispose of, or permit the handling, generation, treatment, storage or disposal of any Hazardous Materials in, on, under, around or above the Premises. Tenant will indemnify, defend and save Landlord harmless from any actions, proceedings, claims, costs, expenses and losses of any kind, including, but not limited to, those arising from injury to any person, including death, damage to or loss of use or value of real or personal property, and costs of investigation and cleanup with respect to any breach by Tenant of the preceding sentence. The term "Hazardous Materials", when used herein, shall include, but shall not be limited to, any substances, materials or wastes to the extent quantities thereof are regulated by any local, state or federal governmental authority, because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment. including asbestos and including any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table, as amended, 49 C.F.R. 172.101, or in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. subsections 9601 et seq., or the Resources Conservation and Recovery Act, as amended, 42 U.S.C. subsections 6901 et seq., or any other applicable governmental regulation imposing liability or standards of conduct concerning any hazardous, toxic or dangerous substances, waste or material, now or hereafter in effect. Tenant's obligations and liabilities under this Section shall survive the expiration of the Term.

Tenant shall not at any time manufacture, sell, or give away, and shall not at any time permit the manufacture, sale, use or gift of, any spirituous, intoxicating or alcoholic liquors or controlled substances on the Premises, except that the foregoing shall not be deemed to prohibit the as Tenant has in full occasional use of alcoholic beverages for entertainment purposes, so long force and effect a policy of host liquor liability or dram-shop insurance in form and amounts at all times satisfactory to Landlord and has delivered to Landlord a certificate of insurance with respect thereto. The Tenant may have in the Premises alcoholic substances to be given as gifts to customers. Said alcoholic substances shall remain sealed and shall not be consumed in the Premises.

5.    SERVICES.

Landlord shall provide reasonable janitor service and elevator service for the Premises, consistent with other class A office buildings in the Twin Cities metropolitan area. Landlord shall also provide heating, ventilating and air conditioning during the periods from 8:00 a.m. to 5:00 p.m. (Saturdays to 1:00 p.m.), Sundays and holidays excepted ("Normal Business Hours"). Landlord shall provide electricity in reasonable amounts for ordinary office purposes. The cost of all such services will be a part of the Operating Expenses. Neither Landlord nor any agent or contractor of Landlord will be liable for any loss or damage resulting from any temporary interruption of these services due to repairs, alterations or improvements, or any variation, interruption or failure of these services due to governmental controls, unavailability of energy, or any other cause beyond Landlord's control. No such interruption or failure of these services will be deemed an eviction of Tenant or will relieve Tenant from any of its obligations under this Lease. Except for payment of Tenant's Share of Operating Expenses, Tenant will not be required to pay for these services for ordinary office purposes, but Tenant will pay to Landlord any charges Landlord establishes for utilities or services provided outside Normal Business Hours at Tenant's request, or provided because of uses other than ordinary office uses. Whenever heat-generating machines or equipment installed by Tenant affect the temperature otherwise maintained by Landlord in the Premises, or whenever the occupancy or electrical load exceeds usual and customary office standards, Landlord reserves the right to require Tenant to discontinue use of such heat-generating machines or equipment, or install supplementary air conditioning units in the Premises, the costs of installation, operation and maintenance of which shall be paid by Tenant. Tenant will cooperate with Landlord and abide by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning of the ventilating and air conditioning systems. Tenant shall not waste or permit the waste of water.

If services are interrupted for a period of five consecutive days and all or a portion of the Premises are untenantable because of the lack of services, the rent will abate for the period the Premises are untenantable in proportion to the portion of the Premises which is untenantable.

All charges for any such services shall be deemed rent payable at the same time as the installment of rent with which they are billed, or, if billed separately, within 10 days after billing.

6.    POSSESSION.

If the Premises are not completed and ready for occupancy on the first day of the Term, this Lease shall nevertheless continue in full force and effect, and no liability shall arise against Landlord out of any such delay beyond the abatement of rent until the Premises are ready for occupancy; provided, however, there shall be no abatement of rent if the space is not ready for occupancy because of failure to complete the installation of special equipment, fixtures or materials ordered by Tenant, or due to Tenant's failure or inability to complete plans for any leasehold improvements in the Premises prior to a date agreed upon by Landlord and Tenant, or due to any act, failure to act, or fault of Tenant, its employees or agents. The Premises shall not be deemed incomplete or not ready for occupancy if only insubstantial details of construction, decoration or mechanical adjustments remain to be done. The determination of Landlord's architect or interior space planner for the Building shall be conclusive as to whether the Premises are complete and ready for occupancy. Tenant agrees upon request of Landlord to promptly acknowledge in writing the date of substantial completion of the Premises. If Tenant shall enter into possession of all or any part of the Premises prior to the first day of the Term, all of the covenants and conditions of this Lease will apply as of the date of such possession and Tenant shall pay to Landlord as rent for the period prior to the first day of the Term of this Lease a proportionate amount of the rent set forth in Section 2.

Landlord shall use its best efforts to substantially complete the Tenant improvements referred to in the attached Exhibit D on or before the Lease Commencement (the "Deadline"). If such improvements have not been completed on or before the Deadline, the Deadline may be extended by the period of any delays suffered by Landlord or any of its contractors, subcontractors or materialmen as a direct result of action or inaction by Tenant, or by the City of St. Louis Park or any other governmental authority or agency, labor disputes, unavoidable accidents, injunctions by third parties, civil disturbance, fire, acts of God or the public enemy, shortage of construction labor or materials, or other conditions beyond the reasonable control of Landlord. Tenant shall have the right to abatement of one day's Base Rent for each day completion is delayed beyond the Deadline as extended by any such unavoidable delays.

7.    CONDITION OF PREMISES.

Tenant's occupancy of the Premises shall be deemed acceptance of the Premises, except as to latent defects (which exception shall be effective for one year) and so called "punchlist" items to be completed after occupancy. No promise of the Landlord to alter, remodel, repair or improve the Premises or the Building and no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in any Exhibit to this Lease.

8.    REPAIRS.

Except as otherwise provided in Section 10 of this Lease, and subject to the provisions of Section 9 of this Lease, Tenant shall, at its sole cost and expense, keep the Premises in good order, repair and tenantable condition at all times during the Term. Tenant shall promptly arrange with Landlord at Tenant's sole cost and expense for the repair of all damages to the Premises, except for those portions of the Premises which are the responsibility of the Landlord to repair and which would be covered by an all-risk casualty insurance policy and for the replacement or repair of all damaged or broken glass, fixtures and appurtenances, except for exterior window glass broken through no fault of Tenant or its employees, agents, invitees or guests. If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs and replacements and the costs paid or incurred by Landlord for such repairs and replacements (including Landlord's overhead and profit, and the cost of general conditions) shall be deemed additional rent due and payable within 10 days after receipt of a statement from Landlord. Landlord may enter the Premises at all reasonable times to make any repairs, alterations, improvements or additions, including, but not limited to, ducts and all other facilities for heating and air conditioning service, as Landlord shall desire or deem necessary for the safety, maintenance, repair, preservation or improvement of the Building, or as Landlord may be required or requested to do by governmental authorities. Landlord will use reasonable efforts not to interfere with the Tenant's business. Such work and any resultant interruption of services and facilities shall not be deemed an eviction of Tenant, and the rent shall in no way abate, and Tenant shall not be entitled to any setoff or damages. The Landlord will maintain in good order and condition the common areas of the Building as well as the building systems.

If Landlord's repairs render the Premises untenantable for a period of five consecutive days the rent will abate for the period the Premises are untenantable in proportion to the portion of the Premises which is untenantable.

9.    ALTERATIONS.

Tenant shall not make any repairs, replacements, alterations, improvements or additions ("Alterations") to the Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld. In requesting such consent and prior to commencing any such work, Tenant shall at its sole cost and expense:

      (a) Submit to Landlord for review plans and specifications showing such work in reasonable detail and pay to Landlord all costs incurred by Landlord in connection with such review.

      (b) Furnish Landlord with the names and addresses of all contractors and copies of all contracts.

      (c) Provide Landlord with such security as Landlord may require, as well as all necessary permits evidencing compliance with all applicable laws, ordinances and regulations.

      (d) Provide Landlord with certificates of insurance in forms and amounts satisfactory to Landlord naming Landlord as an additional insured when required by Landlord.

      (e) Comply with such other requests as Landlord may reasonably make in connection with such work.

All such work shall, at Landlord's election, be subject to supervision by Landlord, in which case Tenant shall promptly pay to Landlord a supervision fee equal to 12% of the cost of the work.

Tenant shall protect, defend, indemnify and hold Landlord, the Building and other tenants of the Building harmless from and against any liabilities which may arise out of or in connection with the Alterations, except for those liabilities which arise out of acts or omissions of Landlord or its agents with respect to the Alterations.

Upon completing any Alterations, Tenant shall furnish Landlord with contractors' affidavits, sworn statements and full and final waivers of lien and receipted bills covering all labor and material expended and used. All Alterations shall comply with all insurance requirements and with all applicable laws, ordinances and regulations. All Alterations shall be completed in a good and workmanlike manner and only good grades of material shall be used.

All Alterations, whether temporary or permanent in character, including, without limitation, wall coverings, carpeting and other floor coverings, special lighting installations, built-in or attached shelving, cabinetry and mirrors, installed by Landlord or Tenant in the Premises shall become Landlord's property and shall remain in the Premises at the expiration or termination of this Lease without compensation to Tenant, except for Tenant's movable office furniture, trade fixtures and office equipment. Landlord shall have the right to condition its approval of the Alterations upon Tenant's agreement to remove Alterations at Tenant's sole cost and expense in accordance with the provisions of Section 16 of this Lease.

Nothing contained in this Lease shall authorize or empower Tenant to do anything to encumber Landlord's title to the Building, Land or Premises, nor in any way subject Landlord's title to any claims of lien or encumbrance whether claimed by operation of law or by virtue of any expressed or implied contract of Tenant.
If Tenant has not removed any such lien or encumbrance within 15 days after written notice to Tenant by Landlord, Landlord may, but shall not be obligated to, pay the amount necessary to remove the lien or encumbrance, without being responsible for making any investigation as to the validity or accuracy thereof, and the amount so paid, together with all costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection therewith, shall be deemed additional rent due and payable within 10 days after receipt of a statement from Landlord.


10.   DAMAGE OR DESTRUCTION.

      (a) If the Premises or any part of the Building is damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Premises or the Building untenantable, then Landlord shall proceed to repair and restore the same to its prior existing condition with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control. If any such damage renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness after the occurrence of such damage and in good faith, estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice advise Tenant of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed 270 days from the date such damage occurred, then either Landlord or Tenant shall have the right to terminate this Lease as of the date of such damage upon giving notice to the other at any time within 20 days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing said estimate). Unless this Lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness and all due diligence to repair and restore the Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease (except as hereinafter provided) if such repairs and restoration are not in fact completed within the time period estimated by Landlord. as aforesaid, or within said 270 days, so long as Landlord shall proceed with reasonable promptness and due diligence. Notwithstanding anything to the contrary herein set forth: (i) if any such damage rendering all or a substantial portion of the Premises or Building untenantable shall occur during the last 3 years of the Term, then Landlord shall have the option to terminate this Lease by written notice to Tenant within 30 days after the date such damage occurred, and if such option is so exercised, this Lease shall terminate as of the date of such damage; (ii) Landlord shall have no duty to repair or restore any Alterations made by or on behalf of Tenant in the Premises or improvements which are not then building standard improvements; (iii) Landlord shall not be obligated (but may, at its option, so elect) to repair or restore the Premises or Building if any mortgagee applies proceeds of insurance to reduce its loan balance, and the remaining proceeds, if any, available to Landlord are not sufficient to pay for such repair or restoration.

      (b) In the event any such fire or casualty renders the Premises substantially untenatable and Tenant is not occupying the Premises, and this Lease is not terminated, then rent shall abate beginning with the date of such damage and ending with the date when Landlord substantially completes its repair and restoration work. In the event of termination of this Lease pursuant to this Section, rent shall be apportioned on a per diem basis and be paid to the date of such fire or other casualty.

      (c) In the event of any such fire or other casualty, and if this Lease is not terminated, Tenant shall repair and restore any portion of Alterations made by or on behalf of Tenant in the Premises, and during any such period of Tenant's repair and restoration of the Alterations following substantial completion of Landlord's repair and restoration of the Premises, rent shall be payable as if said fire or other casualty had not occurred.

11.   INSURANCE.

Tenant, at its sole cost and expense but for the mutual benefit of Landlord and Tenant (when used in this Section the term "Landlord" shall include Landlord and its officers, agents and employees), shall purchase and keep and maintain in force and effect during the Term, insurance under policies issued by insurers of recognized responsibility on its personal property, fixtures and tenant improvements including, but not limited to, special wall and floor coverings, special lighting fixtures, built-in cabinets and bookshelves and on its merchandise, inventory, contents, furniture, equipment or other personal property located in the Premises protecting Landlord and Tenant from damage or other loss caused by fire or other casualty including, but not limited to, vandalism and malicious mischief, perils covered by all risk and extended coverage, theft, sprinkler leakage, water damage (however caused), explosion, malfunction or failure of heating and cooling or other apparatus, and other similar risks in amounts not less than the full insurable replacement value of such property. Such insurance shall provide that it is specific and not contributory and shall name the Landlord as an additional insured and shall contain a replacement cost endorsement and a clause pursuant to which the insurance carriers waive all rights of subrogation against the Landlord with respect to losses payable under such policies. At Landlord's request, Tenant shall deliver certificates of insurance evidencing such coverage upon execution hereof and thereafter not less than 15 days prior to the expiration date of any such policy.

Landlord shall maintain insurance on the Building against fire and such other risks as may be included in extended coverage insurance from time-to-time available in an amount not less than the greater of 80% of the full insurable value of the Building or the amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies. Such policies shall contain a replacement cost endorsement and a clause pursuant to which the insurance carriers waive all rights of subrogation against the Tenant with respect to losses payable under such policies.

By this Section, Landlord and Tenant intend that the risk of loss or damage referred to in this Section be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby release each other and agree to look solely to, and to seek recovery only from, their respective insurance carriers in the event of a loss of a type referred to in this Section to the extent that coverage is to be provided under this Section. For this purpose, any applicable deductible amount shall be treated as though it were recoverable under such policies. Landlord and Tenant agree that applicable portions of all monies collected from such insurance shall be used toward the fall compliance of the obligations of Landlord and Tenant under this Lease in connection with loss or damage referred to in this Section.

Tenant shall, at Tenant's expense, maintain during the Term comprehensive public liability insurance, contractual liability insurance and property damage insurance, under policies issued by insurers of recognized responsibility, with limits of not less than $3,000,000 for personal injury, bodily injury, sickness, disease or death and $ 1,000,000 for damage or injury to or destruction of property (including the loss of use thereof) for any one occurrence. Tenant's policies shall name Landlord and its officers, agents and employees as additional insureds. At Landlord's request, Tenant shall deliver certificates of insurance evidencing such coverage upon execution hereof and thereafter not less than 15 days prior to the expiration date of any such policy.

12.   CONDEMNATION.

If all or part of the Premises, Building or Land is taken or condemned by any competent authority for any public or quasi-public use or purpose or if any adjacent property or street is condemned or improved in such manner as to require the use of any part of the Premises or of the Building, the Term, at the option of Landlord, shall end upon the date when the possession of the part so taken shall be required for such use or purpose and Landlord shall be entitled to receive the entire award without any payment to Tenant, the Tenant hereby assigning to the Landlord the Tenant's interest therein, if any, except for amounts specifically awarded for Tenant's trade fixtures or as a relocation payment or allowance which does not reduce Landlord's award. Current rent shall be apportioned as of the date of such termination.

13.   WAIVER OF CLAIMS AND INDEMNITY.

Tenant agrees that, to the extent not expressly prohibited by law, Landlord and its officers agents, servants and employees shall not be liable for (nor shall rent abate as a result of) any direct or consequential damage (including damage claimed for actual or constructive eviction) either to person or property sustained by Tenant, its employees, agents, invitees or guests due to the Building or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident in or about the Building, or due to any act or neglect of any tenant or occupant of the Building or of any other person, except for damage to person caused by Landlord's negligence or willful misconduct arising out of an occurrence outside of the Premises. This provision shall apply particularly (but not exclusively) to damage caused by water, snow, frost, steam, sewage, gas, electricity, sewer gas or odors or by the bursting, leaking or dripping of pipes, faucets and plumbing fixtures and windows, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind, except for damage to person caused by Landlord's negligence or willful misconduct arising out of an occurrence outside of the Premises. Tenant further agrees that all of Tenant's personal property in the Premises or the Building shall be at the risk of Tenant only and that Landlord shall not be liable for any loss or damage thereto or theft thereof. Tenant shall protect, indemnify and save Landlord and its officers, agents and employees harmless from and against any and all obligations liabilities, costs, damages, claims and expenses of whatever nature arising from injury to persons or damage to property on the Premises or in or about the Building arising out of or in connection with Tenant's use or occupancy of the Premises or Tenant's activities in the Building, or arising from any act or negligence of Tenant, or its agents, contractors, servants, employees, or invitees, unless the same was caused by the negligence or willful misconduct of the Landlord or its employees or agents.

14.   WAIVERS.

No waiver of any provision of this Lease shall be implied by Landlord's failure to enforce any remedy, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of moneys by Landlord from Tenant after expiration or termination of the Term or of Tenant's right of possession shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys.

Except as provided in Section 15 hereof, Tenant hereby expressly waives the service of any notice of intention to terminate this Lease or to re-enter the Premises and waives the service of any demand for payment of rent or for possession and waives the service of any other notice or demand prescribed by any statute or other law.

15    DEFAULTS AND REMEDIES.

If (a) Tenant defaults in the payment of rent or any other sum to be paid by Tenant under this Lease, or under the terms of any other agreement between Landlord and Tenant, and (with respect to the first two of such defaults in any 12-month period) such default continues for 10 days after written notice to Tenant, or (b) Tenant defaults in the full and prompt performance of any other obligations of Tenant under this Lease and such default continues for 30 days after written notice to Tenant (or if such default involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant), or (c) if the interest of Tenant in this Lease is levied on under execution or other legal process, or (d) if any petition is filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations, or (f) if Tenant is declared insolvent according to law or if any assignment of Tenant's property is made for the benefit of creditors, or (g) if a receiver or trustee is appointed for Tenant or its property, or (i) Tenant defaults in any other lease for space in the Building, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and may, without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

      (a) Landlord may terminate this Lease and the Term, repossess the Premises and recover damages equal to the value of the Base Rent and rent adjustments for the balance of the Term, less the fair rental value of the Premises for said period, plus any other sums or damages owed by Tenant to Landlord.

      (b) Landlord may terminate Tenant's right of possession and repossess the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to, relet all or any part of the Premises, for such rent and upon such terms as shall be satisfactory to Landlord. Landlord may relet all or a part of the Premises for a term greater or lesser than the remaining Term for the same or a different use, and may decorate to make repairs, changes, alterations or additions. If Landlord does not relet the Premises, or if the Premises are relet and a sufficient amount is not received by Landlord after paying all costs and expenses of decorations, repairs, changes, alterations and additions and expenses of relenting and collection of rent to satisfy all amounts to be paid under this Lease, Tenant shall pay to Landlord as damages a sum equal to the amount of the Base Rent and rent adjustments, or, if the Premises have been relet, any such deficiency, upon demand. Landlord may sue to recover any sums due under this paragraph and any other sums due under this Lease from time to time. No suit or recovery of any portion due Landlord shall be any defense to any subsequent action brought for any amount not previously reduced to judgment in favor of Landlord.

16.   SURRENDER OF POSSESSION.

      (a) Before the date the Term expires or Tenant's right of possession otherwise terminates, Tenant shall (i) restore the Premises to the same condition as they were in at the beginning of the Term (except as otherwise provided in Section 10 and normal wear and tear due to Tenant's use) and remove those alterations, improvements or additions installed during Tenant's occupancy, whether installed by Landlord or Tenant, which Landlord shall request Tenant to remove; (ii) remove all of Tenant's personal property; and (iii) surrender possession of the Premises to Landlord in a clean condition free of all rubbish and debris.

      (b) If Tenant does not comply with paragraph (a) of this Section, Landlord may enter the Premises, put the Premises in such condition, and recover from Tenant Landlord's cost of doing so.

Any property left in the Premises after expiration or termination of this Lease or after the Premises have been vacated by Tenant will become the property of Landlord to dispose of as Landlord chooses.

17.   HOLDING OVER.

Tenant shall pay to Landlord 150% the Base Rent plus 150% the rent adjustments then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also shall pay all damages sustained by Landlord, whether direct or consequential, on account thereof. At the option of Landlord, expressed in a written notice to Tenant and not otherwise, such holding over shall constitute a renewal of this Lease for a period of one month. The provisions of this Section shall not operate as a waiver by Landlord of any right of re-entry.

18.   COSTS, EXPENSES AND ATTORNEYS' FEES.

If any action or proceeding is brought by Landlord or Tenant to interpret or enforce the provisions hereof, the prevailing party shall be entitled to recover from the unsuccessful party therein, in addition to all other remedies all costs incurred by the prevailing party in such action or proceeding, including reasonable attorney's fees to be fixed by the court having jurisdiction thereof.

19.   COMPLIANCE WITH LAWS.

Tenant will, at its expense, promptly comply with all laws, ordinances, rules, orders, regulations and other requirements of governmental authorities now or subsequently pertaining to the Tenant's specific business operation in the Premises. Landlord shall promptly and fully comply with all governmental, health and police requirements and regulations that apply generally to office buildings. Tenant will pay any taxes or other charges by any governmental authority on Tenant's property or trade fixtures in the Premises or relating to Tenant's use of the Premises.

20.   RIGHTS RESERVED BY LANDLORD.

Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage, eviction, disturbance of Tenant's use or possession, or abatement of rent:

      (a) To name the Building and to change the Building's name or street address.
      (b) To install, affix and maintain any and all signs on the exterior and interior of the Building.

      (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building.

      (d) To designate, restrict and control all sources from which Tenant may obtain ice, drinking water, towels, toilet supplies, shoe shining, catering, food and beverages, or like or other services on the Premises, and, in general,
to reserve to Landlord the exclusive right to designate, limit, restrict   and
control any business and any service in or to the Building and its tenants. The Tenant may have events within its Premises catered so long as the serving of food does not become disruptive or otherwise cause complaints from other tenants.

      (e) On reasonable prior notice to Tenant, to show the Premises to prospective tenants at reasonable hours during the last -12 months of the Term and, if vacated during such period to decorate, remodel, repair or otherwise prepare the Premises for re-occupancy without affecting Tenant's obligation to pay rent.

      (f) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. No locks shall be changed without the prior written consent of Landlord.

      (g) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, enter the Premises, temporarily close doors, entryways, public space and corridors, interrupt Building services and facilities, all without abatement of rent or affecting any of Tenant's obligations, so long as the Premises are reasonably accessible, and otherwise tenantable.

If services are interrupted for a period of five consecutive days and all or a portion of the Premises are untenantable because of the lack of services, the rent will abate for the period the Premises are untenantable in proportion to the portion of the Premises which is untenantable.

      (h) To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber it.

      (i) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, if it does not exclude Tenant's permitted use of the Premises.

      (j) To approve the weight, size and location of safes and other heavy equipment and bulky articles in and about the Premises and the Building (so as not to overload the floors of the Premises), and to require all such items and furniture and similar items to be moved into and out of the Building and Premises only at such times and in such manner as Landlord shall direct. Any damages done to the Building or Premises or to other tenants in the Building by taking in or putting out safes, furniture and other items, or from overloading the floor in any way, shall be paid by Tenant. Furniture, boxes, merchandise or other bulky articles shall be transported within the Building only upon or by vehicles equipped with rubber tires and shall be carried only in the freight elevators and at such times as the management of the Building shall require. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant.

21.   ESTOPPEL CERTIFICATES.

Tenant agrees that from time to time upon not less than 10 days' prior request by Landlord, Tenant shall deliver to Landlord a statement provided by Landlord certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect); (b) the dates to which the rent and other charges have been paid; (c) that neither Landlord nor Tenant is in default under any provision of this Lease, or, if in default, the nature thereof in detail; and (d) that there are no offsets or defenses to the payment of Base Rent, additional rent or any other sums payable under this Lease or, if there are any such offsets or defenses, specifying such in detail.

22.   RULES AND REGULATIONS.

Tenant shall observe and comply with the rules and regulations set forth in Exhibit C attached to this Lease, and with such reasonable modifications and additions as Landlord may make for the safety, care and cleanliness of the Building and Premises and for the preservation of good order. Landlord shall not be liable to Tenant for violation of such rules and regulations by any other tenant or any other person. The Landlord shall use reasonable efforts to enforce the rules and regulations as to all tenants in the building.

23.   RELOCATION.

Upon at least 3 0 days' prior notice to Tenant, Landlord may substitute for the Premises other premises similar to the Premises in area (at least as large) and use for Tenant's purposes (the "New Premises"). If Tenant is in occupancy of the Premises, Landlord shall pay the expense of Tenant for moving from the Premises to the New Premises and improving the New Premises so that they are substantially similar to the Premises. In addition, the Landlord will be responsible for paying the full cost of new letterhead, business cards, notices, telephone connections and other reasonable expenses incurred as a result of the move.

24.   ASSIGNMENT AND SUBLETTING.

Tenant shall not, without the prior written consent of Landlord, (i) assign, convey, mortgage, pledge or otherwise transfer this Lease, or any part thereof, or any interest hereunder; (ii) permit any assignment of this Lease, or any part thereof, by operation of law; (iii) sublet the Premises or any part thereof-, or
(iv) permit the use of the Premises, or any part thereof, by any parties other than Tenant, its agents and employees. Tenant shall, by notice in writing, advise Landlord of any intention to assign this Lease or to sublet all or any part of the Premises. Tenant's notice shall include all of the terms of, and consideration for, the proposed assignment or sublease, the proposed effective date, the name and address of the proposed assignee or subtenant and a true and complete copy of the proposed assignment or sublease and any other related agreements. In order to be effective, Tenant's notice must also be accompanied by audited financial statements, if available, for the proposed assignee or subtenant, prepared by an independent certified public accountant, for the two most recently ended fiscal years of such proposed assignee or subtenant. Landlord shall have the right by written notice to Tenant within 30 days after receipt of Tenant's notice, to recapture the space described in Tenant's notice. The recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. If Tenant's notice covers all of the Premises. and Landlord exercises its recapture right, the Term shall expire on the date stated in Landlord's recapture notice. If this Lease is canceled with respect to less than the entire Premises, Base Rent and rent adjustments shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the number of square feet contained in the Premises, and this Lease as so amended shall continue in full force and effect.

If Landlord after receiving Tenant's notice does not exercise its recapture right, and if Tenant is not in default, Landlord will not unreasonably withhold its consent to Tenant's proposed assignment or subletting to the party identified in Tenant's notice. If Landlord consents to any such assignment or subletting, Tenant shall pay to Landlord any profit derived by Tenant from such assignment or subletting. Profit shall be deemed to include, but shall not be limited to, the amount paid or payable to Tenant to effect or to induce Tenant to enter into any such transaction, and the amount of all rent and other consideration of whatever nature payable by the assignee or sublessee in excess of the Base Rent and rent adjustments payable by Tenant under this Lease. If part of the consideration for the assignment or subletting is payable other than in cash, the payment to Landlord of its share of the non-cash consideration shall be in such form as is satisfactory to Landlord. Tenant shall and hereby agrees that it will furnish to Landlord upon request from Landlord a complete statement, certified by an independent certified public accountant, setting forth in detail the computation of all profit derived and to be derived from such assignment or subletting, such computation to be made in accordance with generally accepted accounting principles. Tenant agrees that Landlord or its authorized representatives shall be given access at all reasonable times to the books, records and papers of Tenant relating to any such assignment or subletting, and Landlord shall have the right to make copies thereof. The profit due Landlord shall be paid to Landlord within 10 days of receipt by Tenant of all payments made from time to time by the assignee or subtenant.

Any change in the ownership of Tenant, by sale, assignment, operation of law or otherwise, resulting in a change in the present control of such corporation, shall be deemed to be an assignment within the meaning of this Section. But, the same will not result in any right of

Landlord to recapture the Premises and Landlord will not unreasonably withhold its consent to such assignment.

No subletting or assignment shall release or discharge Tenant of or from any liability, whether past, present or future, under this Lease, and Tenant shall continue fully liable. Any subtenant or assignee shall agree in a form satisfactory to Landlord to comply with and be bound by all provisions of this Lease to the extent of the space sublet or assigned. Tenant shall deliver such agreement to Landlord promptly after execution, together with an executed copy of each such sublease or assignment. Tenant shall pay to Landlord, on demand, all reasonable costs incurred by Landlord (including fees paid to consultants and attorneys) in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant. Any sale, assignment, mortgage, transfer, or subletting of this Lease not in compliance with this Section shall be void.

25.   NOTICE.

All notices, demands, approvals and consents which may or are required to be given by one party to the other under this Lease shall be in writing and shall be delivered personally or by a nationally-recognized air courier service or mailed by United States certified mail, postage prepaid, (a) if for the Tenant, addressed to the Tenant at the Premises or at such other place as Tenant may from time to time designate by notice to Landlord, or (b) if for the Landlord, addressed to:

      WHIOP Real Estate Limited Partnership
      Attn: John F. Markey
      Senior Vice President - East
      c/o WCB Properties
      3400 Park Lane
      Pittsburgh, PA 15275

      With a copy to:

      COMPASS Management and Leasing, Inc.
      600 So Hwy. 169, Suite 1585
      St. Louis Park, MN 55426

or at such other place as Landlord may from time to time designate by notice to Tenant. Mailed notices shall be deemed given upon posting in the United States mails.

26.   CONVEYANCE BY LANDLORD.

If Landlord or any successor owner of the Premises shall convey or otherwise transfer the Premises to another party, the other party shall become Landlord under this Lease and shall assume all liabilities and obligations of this Lease to be performed by Landlord which first arise after the date of conveyance or transfer, and the conveying or transferring Landlord shall, from and after the date of conveyance, be free of all liabilities and obligations relating to the period after said date.

27.   SUBORDINATION OF LEASE.

The rights of the Tenant under this Lease shall be and are subject and subordinate at all times to all ground leases and underlying leases, if any, now or hereafter in force against the Property, and to the lien of any mortgages now or hereafter in force against such leases, the Land or the Building, or all of them, and to all advances made or hereafter to be made, and to all renewals, modifications, amendments, consolidations, replacements and extensions thereof. This Section is self-operative and no further instrument of subordination shall be required. Any mortgagee may, however, elect to have this Lease be superior to its mortgage. At Landlord's request, Tenant shall execute a document in recordable form confirming that this Lease is subordinate (or at the mortgagee's election, superior) to any mortgage. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such documents. Tenant, at the option of any mortgagee, agrees to attorn to such mortgagee in the event of a foreclosure sale or deed in lieu thereof.

28    BROKERS.

Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than COMPASS Management and Leasing, Inc. in the negotiation or making of this Lease, and Tenant agrees to indemnify and hold harmless Landlord from the claim or claims of any other broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.

29.   SECURITY DEPOSIT


30.   MISCELLANEOUS.

      (a) All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

      (b) All payments due from Tenant shall be considered as rent, and if not paid when due shall bear interest from such date until paid at the rate of 2% per annum in excess of the corporate base rate in effect from time to time at The First National Bank of Chicago (unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event such lesser rate shall be charged).

      (c) The word "Tenant" means Tenants in all cases where there is more than one Tenant, and the necessary grammatical changes are deemed made to apply either to corporations, partnerships or individuals, men or women.

      (d) Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit, not only of Landlord and of Tenant, but also of their respective heirs, legal representatives, successors and assigns, provided this clause shall not permit any assignment contrary to
Section 24.

      (e) All of the representations and obligations of Landlord are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon the Landlord unless in writing signed by Landlord or by a duly authorized agent of Landlord empowered by a written authority signed by Landlord.

      (f) Submission of this instrument for examination shall not bind Landlord in any manner, and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant.

      (g) No rights to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

      (h) Sectional headings in this Lease are solely for convenience of reference and shall not in any way limit or amplify the terms and provisions hereof.

      (i) The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not offset or impair any other provision. If any provision of this Lease is capable of two constructions, one of which would render the provision invalid and the other of which would make the provision valid, then the provision shall have the meaning which renders it valid.

      (j) Nothing contained in this Lease shall be deemed or construed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

      (k) Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts, as Landlord in its sole discretion, may elect.

      (l) All indemnities, covenants and agreements of Tenant contained herein which inure to the benefit of Landlord shall be construed to also inure to the benefit of Landlord's officers, shareholders, directors, partners, agents and employees.

31.   EXCULPATION.

      Any obligation of Landlord, or its agent, under or with respect to this Lease or the Building shall be enforceable only against and payable out of Landlord's interest in the Building and Land. Neither Tenant nor any other person shall have or may assert any right, recourse or remedy to or against Landlord or its agent or any assets of Landlord, except to the extent (if any) of their respective interests in the Building and Land. No officer, shareholder, director, employee, partner, trustee or beneficiary of Landlord or its agent assumes or shall have any personal liability of any kind whatsoever under this Lease.

                         LANDLORD:

                         WHIOP Real Estate Limited Partnership
                         By:  WHIOP Gen-Par, Inc.
                              a Delaware corporation, general partner

                         By:  /s/  John F. Markey
                            -----------------------------------------

                                   John F. Markey
                         --------------------------------------------

                                   Senior Vice President - East
                         --------------------------------------------


                         TENANT:

                         BW-3, INC.


                         By:  /s/  Sally J. Smith
                            -----------------------------------------

                                   Sally J. Smith
                         --------------------------------------------
                         PRINT NAME

                                   President
                         --------------------------------------------
                         (Title)

                                    CERTIFICATE

                            (If Tenant is a corporation)

      As Secretary of the Tenant named in the foregoing Lease, I hereby certify that the officer executing the foregoing Lease on behalf of Tenant was duly authorized to act in his/her capacity as PRESIDENT of the corporation, and his/her action is the action of Tenant.


                              /s/ Mary J. Twinem
                              -----------------------------------
                              Asst. Secretary

                              RIDER TO LEASE AGREEMENT


      THIS RIDER to Lease Agreement is attached to and forms a part of that certain Lease dated February 25, 1997, by and between WHIOP REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, as Landlord ("Landlord") and BW-3, INC., an Ohio corporation, as Tenant ("Tenant"), as the same shall modify, amend, supplement or alter the terms and provisions of said Lease Agreement and by these presents shall be incorporated therein by reference and form a part thereof for all purposes.

      In consideration of the Premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto further mutually agree as follows:

RENT ABATEMENT. Provided that Tenant is occupying the Premises and is not in default under the covenants or provisions of this Lease, Tenant will not be obligated to pay installments of base rent and operating costs (as those terms are defined in the body of this Lease) otherwise payable hereunder for the first three months of the term of this Lease, commencing April 15, 1997 and extending through and including July 15, 1997, such rent abatement shall equal $36,789.00. As of July 16, 1997 all rental payments and other sums payable by Tenant will be due and payable as provided in this Lease, and will continue for the remaining term of this Lease unless otherwise specified.

EXPANSION. Landlord will give Tenant written notice of the availability of any portion of space on the 19th floor of the Building prior to the date when that space (the "Offer Space") is available to Landlord for leasing and the party in possession of the Offer Space has no desire to remain in possession. The notice will state the Base Rent for the Offer Space. Tenant will have the right to lease the Offer space under this Section if:

      a)   Tenant is not in default under this Lease.

      b) Other tenants in the Building with present or future rights to lease the Offer Space have no desire to lease it.

      c) Tenant delivers to Landlord written notice exercising its right to lease the Offer Space within 10 business days of receipt of Landlord's notice.

If Tenant fails to exercise its right to lease the Offer Space, Tenant will have no further right to lease the Offer Space under this Section.

A lease of space under this Section will contain the following:

      1.   Base Rent will be the amount stated in Landlord's notice.

      2. Taxes and Operating Expenses will be determined in the manner set out Landlord's then-current standard form of lease for the Building.

      3. The commencement date for the lease will be the later of the date the Offer Space becomes available to Landlord for occupancy or 30 days after notice from Landlord that the Offer Space is available.

      4. The Term will end on the expiration or earlier termination of this Lease, subject to any renewal option contained in this Lease.

      5. Tenant will take the space in an "as-is" condition with all improvements to be Tenant's responsibility at Tenant's cost.

      6. All other terms and conditions will be the same as contained in this Lease, except that there will be no rent concessions, inducements, allowances, or similar provisions applicable to the Offer Space.

      IN WITNESS WHEREOF, Landlord and Tenant respectively have executed this Rider to Lease Agreement this 7th day of March. 1997.


LANDLORD:

WHIOP Real Estate Limited Partnership
By:   WHIOP Gen-Par, Inc.
      a Delaware corporation, general partner

By:        /s/ John F. Markey
   -----------------------------------------------

           John F. Markey
--------------------------------------------------

           Senior Vice President - East
--------------------------------------------------


TENANT:

BW-3, INC.

By:        /s/ Sally J. Smith
   -----------------------------------------------

           Sally J. Smith
--------------------------------------------------
PRINT NAME

           President
--------------------------------------------------
(Title)

                                    Exhibit "A"

                                [Typical Floor Plan]

                                     EXHIBIT B

                            DESCRIPTION OF LAND ON WHICH
                      INTERCHANGE TOWER AND INTERCHANGE SOUTH
                                    ARE LOCATED

                   LEGAL DESCRIPTION FOR INTERCHANGE TOWER/SOUTH

Parcel 1:

Lot 2, Block 7, Shelard Park, AND that part of Lot 1, Block 7, Shelard Park, lying Easterly of a line drawn from a point on the North line of said lot distance 64.51 feet Westerly of the Northeast comer of said Lot to a point on the South line of said Lot distant 68.97 feet Westerly of the Southeast comer of said Lot, according to the plat of Shelard Park on file and of record in the office of the Register of Deeds in and for said County and State.

Parcel 2:

Reciprocal easement in favor of Parcel 1 for pedestrian passageway and arcade over that part of Lot 3, Block 7, Shelard Park described as follows: Commencing at the Northeast comer of Lot 2, Block 7, Shelard Park, thence on an assumed bearing of North 88 degrees, 6 minutes West along the North line of Lot 2 a distance of 180.24 feet to the point of beginning of the parcel of land to be described; thence North 46 degrees 54 minutes East a distance of 61.46 feet; thence North 1 degree 54 minutes East a distance of 40.43 feet; thence North 88 degrees 6 minutes West a distance of 12.17 feet; thence South 1 degree 54 minutes West a distance of 33.71 feet; thence South 46 degrees 54 minutes West a distance of 70.97 feet more or less to the North line of Lot 2, thence Easterly to the point of beginning, as set forth in Document No. 4071903.

Parcel 3:

An easement in favor of Parcel 1 for driveway purposes over that part of Lot 4, Block 7, Shelard Park, lying Northerly of a line run from a point on the Northwesterly line of Lot 4, distant 1 10 feet Southwesterly from the most Northerly comer of said Lot 4, to a point on the Easterly line of said Lot 4, distant 105 feet Southerly from the most Northerly comer of said Lot 4, and lying Southerly of a line run from a point on the Northwesterly line of Lot 4, distant 69 feet Southwesterly from the most Northerly corner of said Lot 4, to a point on the Easterly line of said Lot 4, distant 66 feet Southerly from the most Northerly comer of said Lot 4, as set forth in Document No. 4070549.

Parcel 4:

An easement in favor of Parcel 1 32 feet in width for driveway purposes running in an east and west direction across Lot 4, Block 7, Shelard Park, the Southerly line of said easement runs from a point on the Northwesterly line of Lot 4, distant 515.2 feet Southwesterly from the most

Northerly comer of said Lot 4, to a point on the Easterly line of said Lot 4, distant 418.5 feet Southerly from the most Northerly comer of said Lot 4, as set forth in Document No. 4070550.

Parcel 5:

Easement in favor of Parcel 1 for purposes of construction and maintenance of a pedestrian concourse building over the following described premises.

That part of the utility and drainage easement on Lots 2 and 3, Block 7, Shelard Park lying within the following described parcel:

Commencing at the Northeast comer of Lot 2, Block 7, Shelard Park, thence on an assumed bearing of North 88 degrees 6 minutes West along the North line of Lot 2 a distance of 180.24 feet to the point of beginning of the parcel of land to be described; thence North 46 degrees 54 minutes Fast a distance of 11 feet; thence North 88 degrees 6 minutes West a distance of 18.89 feet; thence South 46 degrees 54 minutes West a distance of 22 feet; thence South 88 degrees 6 minutes east a distance of 18.89 feet; thence North 46 degrees 54 minutes East a distance of 11 feet more or less to the point of beginning, except that portion lying below the bottom of the footings of said buildings constructed above said easement, as set forth in Document No. 4079834.

Parcel 6:

Lot 3, Block 7, Shelard Park.

Parcel 7:

Reciprocal easement in favor of Parcel 6 for pedestrian passageway and arcade over that part of Lot 2, Block 7, Shelard Park described as follows: Commencing at the Northeast comer of Lot 2, Block 7, Shelard Park, thence on an assumed bearing of North 88 degrees 6 minutes West along the North line of Lot 2 a distance of 180.24 feet to the point of beginning of the parcel of land to be described; thence South 46 degrees 54 minutes West a distance of 61.39 feet; thence South 1 degree 54 minutes West a distance of 28.29 feet; thence North 88 degrees 6 minutes West a distance of 30.19 feet; thence South 46 degrees 54 minutes West a distance of 3 1. I 1 feet; thence North 43 degrees 6 minutes West a distance of 12. 00 feet; thence North 46 degrees 54 minutes East a distance of
120.50 feet more or less to the North line of Lot 2, thence Easterly to the point of beginning.

Parcel 8:

Easement in favor of Parcel 6 for purposes of construction and maintenance of a pedestrian concourse building over the following described premises:

That part of the utility and drainage easement on Lots 2 and 3, Block 7, Shelard Park lying within the following described parcel:

Commencing at the Northeast comer of Lot 2, Block 7, Shelard Park, thence on an assumed bearing of North 88 degrees 6 minutes West along the North line of Lot 2 a distance of 180.24 feet to the point of beginning of the parcel of land to be described; thence North 46 degrees 54 minutes Fast a distance of 11 feet; thence North 88 degrees 6 minutes West a distance of 18.89 feet; thence South 46 degrees 54 minutes West a distance of 22 feet; thence South 88 degrees 6 minutes East a distance of 18.89 feet; thence North 46 degrees 54 minutes East a distance of 11 feet more or less to the point of beginning, except that portion lying below the bottom of the footings of said buildings constructed above said easement, as set forth in Document No. 4079834.

                                     EXHIBIT C

                               RULES AND REGULATIONS


To the extent that there is any inconsistency between the provisions of the Lease and these Rules and Regulations, the provisions of the Lease shall control. For purposes of these Rules and Regulations, the term Tenant means Tenant and the employees, agents, visitors or licensees of Tenant.

(1) The sidewalks, walks, entries, corridors, concourses, ramps, staircases, escalators and elevators shall not be obstructed or used by Tenant for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the consent of Landlord.

(2) No freight, furniture or bulky matter will be received into the Building or carried into the elevators except as may be approved by Landlord. Any hand trucks, carryalls, or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

(3) Tenant shall not at any time place, leave or discard any rubbish, paper, articles, or objects of any kind outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building except seeing-eye dogs.

(4) Tenant shall not place, or cause or allow to be placed, any sign or lettering in the windows of the Premises. Tenant shall not place any sign or lettering in or about the Premises on multi-tenant floors which are visible from public lobbies or corridors except in and at such places as may be designated by Landlord and consented to by Landlord in writing. All lettering and graphics on corridor doors on multi-tenant floors shall conform to the standard prescribed by Landlord.

(5) Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent same.

(6) Any person in the Building will be subject to identification by employees and agents of Landlord. All persons in leaving or entering the Building shall be required to comply with the security policies of the Building. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss, or damage. Neither Tenant nor Landlord shall not be responsible for the theft, loss, or damage of any property-

(7) Tenant shall not do any cooking (other than microwave heating of food for employees) or conduct any restaurant, luncheonette, automate or cafeteria for the sale of food, or permit the delivery of any food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord. Tenant is permitted to make coffee and have events catered by an outside catering service within the Premises so long as the serving of food does not become disruptive or otherwise cause complaints from other tenants.

(8) Tenant shall not without Landlord's prior written approval bring or permit to be brought or kept in or on the Premises any flammable, combustible, corrosive, caustic, poisonous, or explosive substance, or cause or permit any odors to permeate in or emanate from the Premises.

(9) No additional locks or bolts of any kind shall be placed on any door in the Building or the Premises and no lock on any door therein shall be changed or altered in any respect without the consent of Landlord which shall not be unreasonably withheld. Any additional locks or bolts shall be consistent with Landlord's security system in the Building. If Landlord permits Tenant to have additional locks, Tenant shall furnish Landlord the keys and combinations of such locks. Landlord shall furnish two keys for each lock on exterior doors to the Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. All keys shall be returned to Landlord upon termination of the Lease. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times, and left locked when the Premises are not in use.

(10) Tenant shall endeavor to give immediate notice to Landlord in case of theft, unauthorized solicitation, or accident in the Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.

(11) The requirements of Tenant will be attended to only upon application at the office of Landlord in the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

(12) No awnings, draperies, shutters, or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be installed by Tenant except as otherwise provided for therein.

(13) Tenant shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors, any of which may be offensive to the other tenants and occupants of the Building, and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Building other than in accordance with a written agreement of Landlord and Tenant.

(14) The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures by Tenant shall be borne by Tenant. No person shall waste water by interfering or tampering with the faucets or otherwise.

(15) Tenant shall, when using the parking facilities in and around the Building, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles.

(16) Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising. In no event shall Tenant, without the prior written consent of Landlord, use the name of the Building or use pictures or illustrations of the Building other than as used in the ordinary course of business.

(17) Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or Premises. No coring, boring, driving of nails or screws, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except wit I the prior approval of Landlord. Tenant may bang pictures on the walls within the Premises.

(18) Tenant shall not use the Premises or permit the Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others, without Landlord's prior permission.

(19) Tenant shall not use or permit any portion of the Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

(20) Tenant shall not advertise for construction laborers giving the Premises as an address, nor pay such construction laborers at a location in the Premises.

(21)  Tenant shall at all times keep the Premises neat and orderly.

(22) All telegraph, telephone, and electric connections which Tenant may desire shall be first approved by Landlord in writing, by contractors approved by Landlord and subject to the direction of Landlord. Landlord reserves the right to control access to telephone cabinets and limit access to vendors or contractors specified by Landlord. Tenant shall pay all costs in connection with installation of telephone cables and related wiring in the Premises, including, without limitation, any hook-up, access and maintenance fees. Upon expiration of the Term hereof, by lapse of time or otherwise, Tenant shall, if requested by Landlord at the time of installation, remove all telephone cables and related wiring installed by Tenant for and during Tenant's occupancy.

                                     EXHIBIT D


THIS RIDER is attached to and forms a part of a certain lease dated February 25, 1997, between WHIOP Real Estate Limited Partnership, as Landlord, and BW-3, Inc., as Tenant.


The Landlord agrees that, subject to delays due to causes beyond the Landlord's control, it will contribute $65,211.00 towards the Building Standard Work, inclusive of construction drawings and construction supervision fees, to be done in the Premises in accordance with the drawings prepared by Wirtanen Clark Larsen Architects, Inc., dated 02/3/97 and revised 2/17/97.

The Landlord shall provide the Building Standard finishes including walkover, carpet and carpet base, as well as electric telecommunications and computer conduit and wall outlets. Tenant is responsible for the installation of its computer and telephone cable and equipment. The existing ceiling grid and tile, doors, door frames, exterior window blinds and light mixtures shall be reused and the Landlord shall, prior to occupancy, ensure that all the materials are in good working order and Class A condition.



In the event Tenant fails to approve its plans within the time required below or in the event that Tenant modifies or changes its plans thereafter, then it shall be conclusively presumed that delivery of the Premises was delayed by the amount of time equivalent to such delay in delivery of plans or by the amount of time required to make revised plans, correct work and otherwise make the changes required by Tenant and in this event Tenant shall pay to Landlord all its costs for such changes and a sum equal to the base annual rent for the period of such delay.

If the Tenant desires alterations and improvements in excess of or other than the work heretofore provided for in this section ("Tenant's Additional Work"), the Landlord shall do the same at the Tenant's expense, provided the work shall be approved by the Landlord, which approval shall not be unreasonably withheld, and further provided that no part of the work shall be of a character which will require changes outside the Premises or will adversely affect the legality of the use of the Building at the cost of fire insurance for the Building.

The Tenant shall reimburse the Landlord from time to time on demand for the cost of Tenant's Additional Work, including the cost of architectural or engineering services required to coordinate Tenant's Additional Work with the Landlord's Work. Costs as used herein shall include all bona fide charges to Landlord either from a general contractor or from suppliers, materialmen, laborers or other contractors for material, labor, contractor's charges and other out-of-pocket costs plus 7% for overhead and profit, other expenses and contingencies. Any amount for which the Tenant fails to reimburse the Landlord on demand shall be considered Additional Rent hereunder, and may be added to any installation of Rent thereafter becoming due, and the

Landlord shall have the same remedies for a default in such reimbursement as for a default in the payment of Rent.

In order to permit integration with other work being done by the Landlord in the Premises and the Building without causing an), delays in such work, the Tenant shall approve the drawings not later than MARCH 7, 1997 and color selections not later than MARCH 14, 1997 for any work to be done pursuant to this Section.


                                         D-2